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                                                                   Exhibit 10(p)

                               FIRST AMENDMENT TO
                             WESTERN RESOURCES, INC.
                  OUTSIDE DIRECTORS' DEFERRED COMPENSATION PLAN

          The Western Resources, Inc. Outside Directors' Deferred Compensation Plan (Amended and Restated January 1, 1994) is hereby amended, effective as of May 17, 2000, in the following respects:

          1. The second paragraph of Part VIII is amended to read in its entirety as follows:

                    "To be eligible to defer amounts during his initial year, the Director must make the election to defer the amounts as soon as elected as a Director but no later than thirty (30) days after being elected as a Director. This election is effective until December 31 of the first year of the Director's term.

          2. The third paragraph of Part VIII is amended by substituting "thirty (30) days" for "fourteen (14) days."

          3. The following sentence is added immediately after the third sentence of Part X:

                    "Anything herein to the contrary notwithstanding, the phantom stock option may not be elected after May 1, 2000."

          IN WITNESS WHEREOF, Western Resources, Inc. has adopted this amendment the 17th day of May, 2000.

                                                WESTERN RESOURCES, INC.


                                                By: /s/ Carl M. Koupal, Jr.
                                                    -----------------------
                                                    Carl M. Koupal, Jr.
                                                    Executive Vice President